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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report on the Financial Statements of Wright Medical Group, Inc. dated February 22, 2002 and to all references to our Firm included in this Registration Statement on Form S-1.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------
                                        Arthur Andersen LLP



Memphis, Tennessee
February 27, 2002